Other Income (Tables)	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
Schedule of Other Income

Year Ended December 31	2020	2019
Gains on asset sales (note 4)	$223	$876
Gain on remeasurement of previously held interest in AIJVLP (note 3)	22	—
Other components of net benefit cost (note 28)	52	27
Interest income and other revenue	9	9
Losses on investments	—	(4)
Total	$306	$908